united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

PSI MARKET NEUTRAL FUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

PSI CALENDAR EFFECTS FUND

ANNUAL REPORT

JUNE 30, 2015

1-888-9-BUYPSI

(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

We are pleased to present the annual report for the five Portfolio Strategies, Inc. (PSI) Mutual Funds for the fiscal year ended June 30, 2015.

It is interesting to note how, when it comes to the stock market and the world of money, things tend to repeat themselves over time, but every once-in-a-while we also get something new. The constant emotions of fear and greed repeat themselves in a never-ending cycle, but then we get Black Swan events such as the housing crisis in 2008 to add another chapter in the annals of finance. This quarter seems to have all of these.

For the emotions of fear and greed, look no further than the Chinese stock market, which seems bent on not only duplicating but exceeding the U.S. dot-com bubble of 2001. In November 2014, the Shanghai Composite Index crossed 2,500. A short six months later, in June 2015, the Index had crossed the 5,000 level, a quick 100% return on your money. However, a short one month later, the Index had declined 25% from its peak. Average investors who had leveraged everything are now clamoring for government intervention. The government, not willing to have a populace revolt on its hands, is taking a page from the Federal Reserve’s play-book and starting its own quantitative easing program. The Chinese government, though, is never one for timidity. Its quantitative easing program in essence will directly purchase equities in the stock market therefore installing a presumed floor on how low prices will go. Who needs supply and demand when you have a government with unlimited resources to keep prices up?

In previous commentaries, we had discussed Black Swan events. These are events or occurrences that deviate beyond what is normally expected of a situation and that would be extremely difficult to predict. Greece, a small country in Europe with a land mass 1.5% that of the U.S. and with a population of 11 million, has become the latest Black Swan event. It has for some time been paying out more in benefits than it took in via taxes. Its joining the European Union had forestalled the inevitable consequence of any entity that pays out more than it takes in—at some point, lenders say “No more.” But that day of reckoning has now come. The Greeks have voted to default. This is the first time this has happened since the creation of the European Union. Yes, other countries were on the brink, but in the end, they bowed to the wishes of the Union in order to continue whatever borrowing was necessary to stave off a financial crisis in their country. The risk is two-fold: what is going to happen to Greece and all of the holders of Greek debt? More importantly for the European Union, if Greece can somehow manage to overcome this great hurdle, this might encourage other countries (Italy, Spain, and Portugal) whose finances are heading in the same (wrong) direction to entertain the idea of defaulting as well, or at least threatening to do so to enhance their bargaining power with the European Central Bank. In any case, there is no textbook or history lesson to go back to. This is unchartered waters for Europe.

The issues above, along with the Federal Reserve’s hinting that it plans to raise interest rates at its December meeting, left investors frozen like deer in the headlights. The major indices are now flat for the year as it will become increasingly harder for the U.S. to remain out of the financial fray. This is not a time to make long-term predictions. Keep your powder dry!

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created five different PSI Funds which attempt to achieve that goal: PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Total Return Fund, and PSI Calendar Effects Fund.

Here is a brief overview of each Fund:

3575-NLD-8/6/2015

PSI Market Neutral Fund: FXMAX

Investment Strategy

The PSI Market Neutral Fund employs a market neutral trading model designed with the potential to exploit market anomalies that have historically caused a predictable pattern of leadership rotation among major stock indices and sectors that has been repeated month after month. Unlike typical investment strategies that are correlated to the markets and may suffer significant declines during periods of adverse market volatility, the PSI Market Neutral Fund seeks positive absolute returns with less volatility than the S&P 500 Index.

The Fund was down over the previous 1-year period. During the last year we have attempted to improve performance by adding additional research and diversifying the Fund by increasing positions in other ETFs that have similar market neutral or absolute return bias. However, the Fund has continued to struggle. After discussing the Market Neutral Fund with the Board, we have decided to change its strategy. We are currently waiting for final regulatory approval; however, we expect to change how the Fund is managed early in the third quarter of 2015.

The return for the Market Neutral Fund was -5.30% for the 1-year period ending June 30, 2015, and -1.79% year-to-date as of June 30, 2015. The return for the HFRX EH: Equity Market Neutral Index (the benchmark used for the Market Neutral Fund) was 3.27% for the 1-year period ending June 30, 2015, and 0.84% year-to-date as of June 30, 2015. The return for the S&P 500 Total Return Index was 7.42% for the 1-year period ending June 30, 2015, and 1.23% year-to-date as of June 30, 2015.

PSI Total Return Fund: FXBAX

Investment Strategy

The PSI Total Return Fund seeks to provide conservative growth using primarily fixed-income investments; however, equities are also used to diversify the portfolio. Total Return attempts to mitigate risk by trying to capture intermediate time-frame movements in the U.S. government bonds in both rising and falling markets.

The PSI Total Return Fund was down for the last year, and underperformed its benchmark. Overall it has been a difficult environment for macro forecasting over the past couple of years for many firms across multiple asset classes such as rates, currencies, and commodities. Probably the main factor causing the difficulties is the unprecedented levels of central bank involvement in the markets here in the U.S. and abroad. But the expectation is that we will return to a more normal environment where asset class price movements will be dictated more by natural market forces and less by artificial stimulus. We believe the strength of Total Return will be its ability to hedge out falling bond prices as interest rates rise.

The PSI Total Return Fund returned -7.82% for the 1-year period ending June 30, 2015, and -2.58% year-to-date as of June 30, 2015. The return for the Barclays Capital US Aggregate Bond Index (the benchmark used for the Total Return Fund) was 1.86% for the 1-year period ending June 30, 2015, and -0.10% year-to-date as of June 30, 2015.

3575-NLD-8/6/2015

PSI Strategic Growth Fund: FXSAX

Investment Strategy

The PSI Strategic Growth Fund seeks to provide growth using mainly equity investments. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns. When markets reach extreme levels of volatility, the Fund can use cash as an asset class in an effort to reduce that volatility.

The Fund struggled in the third and fourth quarters of last year; however, it performed better in the first and second quarters of 2015. Let’s take a look at the Fund’s performance during the recent Greek Crisis. The crisis began on June 29 when the market was down over 2%. On that day our Fund was mostly in cash and was only down slightly. We remained in cash and eventually went long and participated in the eventual rebound. As the crisis continued into early July we remained heavy in cash and missed the second leg lower. All in all, the Fund is higher throughout this crisis, even though the market is lower.

The Strategic Growth Fund returned -3.68% for the 1-year period ending June 30, 2015, and 0.20% year -to-date as of June 30, 2015. The return for the HFN Long/Short Equity Index (the benchmark used for the Strategic Growth Fund) was 5.13% for the 1-year period ending June 30, 2015, and 4.95% year-to-date as of June 30, 2015. The return for the S&P 500 Total Return Index was 7.42% for the 1-year period ending June 30, 2015, and 1.23% year-to-date as of June 30, 2015.

PSI Tactical Growth Fund: FXTAX

Investment Strategy

The PSI Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing a client the opportunity to achieve long-term returns by potentially avoiding major down markets. The PSI Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

The Fund was down slightly for the 1-year period ending June 30, 2015. The Fund was down in the third and fourth quarters of 2014; however, it rebounded nicely in the first and second quarters of 2015. In fact, the Fund consistently outperformed the market this year. Several of the underlying strategies were able to navigate the volatility in the markets by hedging against the drawdowns as well as allocating to some of the stronger sectors, including utilities and precious metals at the right time.

The PSI Tactical Growth Fund returned -0.81% for the 1-year period ending June 30, 2015, and 3.35% year-to-date as of June 30, 2015. The return for the HFN Multi-Strategy Index (the benchmark used for the PSI Tactical Growth Fund) was 2.53% for the 1-year period ending June 30, 2015, and 2.15% year-to-date as of June 30, 2015. The return for the S&P 500 Total Return Index was 7.42% for the 1-year period ending June 30, 2015, and 1.23% year-to-date as of June 30, 2015.

3575-NLD-8/6/2015

PSI Calendar Effects Fund: FXCAX

Investment Strategy

In the fourth quarter of 2013 we launched our new fund, the PSI Calendar Effects Fund. The PSI Calendar Effects Fund seeks to identify historically recurring cycles of market gains. These periods are selected for their relationship to long-established patterns in the activity of institutional investors—what we call Institutional Pressure (“IP”) days. These IP days correspond with periods when institutions tend to move large sums of money into the market. Examples of IP days include 401(k) and pension investments, tax periods, seasonal fluctuations, and holidays. By investing only during IP days, the Fund attempts to increase the chances of a positive return while avoiding market volatility during the remainder of the year.

The PSI Calendar Effects Fund was down year-to-date as of June 30. Going forward, the Fund will typically remain mostly in cash during the third quarter, as it does each year. We base this allocation on our research, which is derived from a long-standing historical pattern of unreliable market movement during the late summer, suggesting that having a large exposure to equities is not worth the risk. PSI Calendar Effects Fund will usually invest more heavily during the fourth quarter of every year.

The PSI Calendar Effects Fund returned -7.91% for the 1-year period ending June 30, 2015, and -8.60% year-to-date as of June 30, 2015. The return for the Dow Jones Moderately Conservative U.S. Index (the benchmark used for the Calendar Effects Fund) was 3.61% for the 1-year period ending June 30, 2015, and 1.09% year-to-date as of June 30, 2015. The return for the S&P 500 Total Return Index was 7.42% for the 1-year period ending June 30, 2015, and 1.23% year-to-date as of June 30, 2015.

We continue to have confidence that over-exposure to mutual funds such as ours can help to protect assets during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

Definitions

S&P 500 Index : The S&P 500 Total Return Index is a market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

HFRX Equity Market Neutral: HFRX Equity Market Neutral employs sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Equity Market Neutral strategies typically maintain characteristic net equity market exposure no greater than 10% long or short. You cannot invest directly in an index.

3575-NLD-8/6/2015

The Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

HFN Long/Short Equity Index: This index includes funds that typically buy equity securities with the expectation they will go up in price and sell short equity securities with the expectation they will decline in price. Funds may either be “net long” or “net short” and may change their net position frequently. The basic belief behind this strategy is that it will allow the fund to profit from both undervalued and overvalued securities and protect capital in many types of market conditions. You cannot invest directly in an index.

HFN Multi-Strategy Index: This index includes funds that run several different strategies in-house that contribute to the total performance of the fund. A multi-strategy product may consist of one or a number of managers simultaneously operating, for example, a distressed debt portfolio, merger-arbitrage, convertible arbitrage, and long/short equity strategies for the same fund. You cannot invest directly in an index.

Dow Jones U.S. Moderately Conservative Portfolio Index: This index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. You cannot invest directly in an index.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results,

3575-NLD-8/6/2015

PSI Market Neutral Fund

PORTFOLIO REVIEW

June 30, 2015 (Unaudited)

The Fund’s performance figures* for the periods ending June 30, 2015, compared to its benchmarks:

	One	Three	Inception** -
	Year	Year	June 30, 2015
PSI Market Neutral Fund – Class A	(5.30)%	(3.01)%	(3.46)%
PSI Market Neutral Fund – Class A with load	(10.75)%	(4.91)%	(4.63)%
S&P 500 Total Return Index ***	7.42%	17.31%	17.00%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expense ratio (including indirect expenses and expense recapture), as stated in the Fund’s Prospectus dated October 28, 2014, is 2.96% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of June 30, 2015:
% of Net Assets
Mutual Funds	45.2%
Exchange Traded Funds	35.1%
Other Assets Less Liabilities, Net	19.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Total Return Fund

PORTFOLIO REVIEW

June 30, 2015 (Unaudited)

The Fund’s performance figures* for the periods ending June 30, 2015, compared to its benchmarks:

	One	Three	Inception** -
	Year	Year	June 30, 2015
PSI Total Return Fund – Class A	(7.82)%	(2.39)%	(1.52)%
PSI Total Return Fund – Class A with load	(13.05)%	(4.26)%	(2.69)%
Barclays Aggregate Bond Index ***	1.86%	1.83%	3.04%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expense ratio (including indirect expenses and expense recapture), as stated in the Fund’s Prospectus dated October 28, 2014, is 2.25% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2015:

% of Net Assets
Exchange Traded Funds	56.6%
Exchange Traded Note	13.9%
Mutual Fund	12.9%
Money Market Fund	5.3%
Other Assets Less Liabilities, Net	11.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund

PORTFOLIO REVIEW

June 30, 2015 (Unaudited)

The Fund’s performance figures* for the periods ending June 30, 2015, compared to its benchmarks:

	One	Three	Inception** -
	Year	Year	June 30, 2015
PSI Strategic Growth Fund – Class A	(3.68)%	3.12%	3.29%
PSI Strategic Growth Fund – Class A with load	(9.19)%	1.09%	2.03%
S&P 500 Total Return Index ***	7.42%	17.31%	17.00%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated October 28, 2014, is 2.77% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of June 30, 2015:

% of Net Assets
Exchange Traded Funds	79.9%
Exchange Traded Note	15.2%
Money Market Fund	15.1%
Other Assets Less Liabilities, Net	(10.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund

PORTFOLIO REVIEW

June 30, 2015 (Unaudited)

The Fund’s performance figures* for the periods ending June 30, 2015, compared to its benchmarks:

	One	Three	Inception** -
	Year	Year	June 30, 2015
PSI Tactical Growth Fund – Class A	(0.81)%	5.56%	3.82%
PSI Tactical Growth Fund – Class A with load	(6.50)%	3.51%	2.56%
S&P 500 Total Return Index ***	7.42%	17.31%	17.00%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated October 28, 2014, is 2.54% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of June 30, 2015:

% of Net Assets
Exchange Traded Funds	49.0%
Mutual Fund	24.5%
Exchange Traded Note	17.6%
Money Market Fund	2.5%
Other Assets Less Liabilities, Net	6.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Calendar Effects Fund

PORTFOLIO REVIEW

June 30, 2015 (Unaudited)

The Fund’s performance figures* for the periods ending June 30, 2015, compared to its benchmarks:

	One	Inception** -
	Year	June 30, 2015
PSI Calendar Effects Fund – Class A	(7.91)%	(4.03)%
PSI Calendar Effects Fund – Class A with load	(13.21)%	(7.39)%
S&P 500 Total Return Index ***	7.42%	12.48%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated October 28, 2014, is 2.37% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is October 31, 2013.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of June 30, 2015:

% of Net Assets
Exchange Traded Funds	79.1%
Other Assets Less Liabilities, Net	20.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Market Neutral Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 35.1%
	LARGE CAP GROWTH - 8.9%
45,727	Direxion Daily S&P 500 Bear 3x Shares *	$865,155
5,263	ProShares Short S&P 500	112,312
		977,467
	MID CAP GROWTH - 15.9%
32,709	Direxion Daily Mid Cap 3x Shares *	879,545
11,121	ProShares Ultra Mid Cap 400 *	876,557
		1,756,102
	SPECIALTY FUNDS - 10.3%
23,334	SPDR Financial Select Sector Fund	568,883
7,677	SPDR Health Care Select Sector Fund	571,092
		1,139,975
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,843,137)	3,873,544

	MUTUAL FUNDS - 45.2%
	ASSET ALLOCATION FUNDS - 21.1%
86,001	Litman Gregory Masters Alternative Strategies Fund - Institutional Shares	987,291
100,000	Palmer Square Absolute Return Fund - Institutional Shares	978,000
40,000	PIMCO All Asset All Authority Fund - Institutional Shares	359,200
		2,324,491
	BOND FUND - 10.8%
45,000	Guggenheim - Macro Opportunities Fund - Institutional Shares	1,198,350

	EQUITY FUNDS - 13.3%
37,000	Calamos Market Neutral Income Fund - I Shares	478,780
100,000	Palmer Square SSI Alternative Income Fund - I Shares	984,000
		1,462,780
	TOTAL MUTUAL FUNDS (Cost - $5,126,470)	4,985,621

	TOTAL INVESTMENTS - 80.3% (Cost - $8,969,607)(a)	$8,859,165
	OTHER ASSETS LESS LIABILITIES - NET - 19.7%	2,177,836
	NET ASSETS - 100.0%	$11,037,001

*	Non-income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,984,115 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$137,114
Unrealized depreciation:	(262,064)
Net unrealized depreciation:	$(124,950)

See accompanying notes to Financial Statements

PSI Total Return Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 56.6%
	BOND FUNDS - 52.3%
150,000	AdvisorShares YieldPro ETF	$3,451,500
16,480	Guggenheim Enhanced Short Duration ETF	825,318
6,799	iShares 20+ Year Treasury Bond ETF	798,611
15,355	iShares Core U.S. Aggregate Bond ETF	1,670,317
36,097	SPDR Barclays 1-3 Month T-Bill *	1,649,994
		8,395,740
	SPECIALTY FUNDS - 4.3%
2,153	iShares U.S. Healthcare ETF	341,724
14,158	SPDR Financial Select Sector Fund	345,172
		686,896
	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,408,759)	9,082,636

	MUTUAL FUND - 12.9%
	BOND FUND - 12.9%
78,000	Guggenheim - Macro Opportunities Fund - Institutional Shares (Cost - $2,140,058)	2,077,140

Par Value	EXCHANGE TRADED NOTE - 13.9%
$2,000,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 9/3/15 *
	(Cost - $2,174,000)	2,225,600
Shares
	SHORT-TERM INVESTMENTS - 5.3%
	MONEY MARKET FUND - 5.3%
847,560	Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $847,560)	847,560

	TOTAL INVESTMENTS - 88.7% (Cost - $14,570,377)(a)	$14,232,936
	OTHER ASSETS LESS LIABILITIES - NET - 11.3%	1,811,601
	NET ASSETS - 100.0%	$16,044,537

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,756,377 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$71,747
Unrealized depreciation:	(595,188)
Net unrealized depreciation:	$(523,441)

See accompanying notes to Financial Statements.

PSI Strategic Growth Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 79.9%
	LARGE CAP GROWTH - 59.8%
66,649	Direxion Daily S&P 500 Bull 3x Shares *	$5,863,112
28,459	iShares Core S&P 500 ETF	5,897,274
40,444	ProShares Ultra QQQ	2,958,479
13,730	SPDR S&P 500 ETF	2,826,320
		17,545,185
	MID CAP GROWTH - 10.0%
37,422	ProShares Ultra MidCap 400	2,949,602

	SMALL CAP GROWTH - 5.0%
15,141	ProShares Ultra Russell 2000	1,477,459

	SPECIALTY FUND - 5.1%
18,823	ProShares Short VIX Short-Term Futures ETF	1,488,146

	TOTAL EXCHANGE TRADED FUNDS (Cost - $23,512,917)	23,460,392

Par value
	EXCHANGE TRADED NOTE - 15.2%
$4,000,000	Barclays Bank PLC,Barclays Prosper ETF Portfolio zero coupon, due 9/3/15 *
	(Cost - $4,514,400)	4,451,200

Shares	SHORT-TERM INVESTMENTS - 15.1%
	MONEY MARKET FUND - 15.1%
4,398,627	Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $4,398,627)	4,398,627

	TOTAL INVESTMENTS - 110.2% (Cost - $32,425,944)(a)	$32,310,219
	OTHER ASSETS LESS LIABILITIES - NET - (10.2)%	(2,955,282)
	NET ASSETS - 100.0%	$29,354,937

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $32,484,586 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$68,219
Unrealized depreciation:	(242,586)
Net unrealized depreciation:	$(174,367)

See accompanying notes to Financial Statements.

PSI Tactical Growth Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 49.0%
	LARGE CAP GROWTH - 10.2%
9,662	ProShares Ultra S&P500	$623,489
8,971	ProShares Ultra QQQ	656,229
		1,279,718
	MID CAP GROWTH - 2.9%
4,747	ProShares Ultra MidCap 400	374,159

	SMALL CAP GROWTH - 5.0%
6,406	ProShares Ultra Russell 2000	625,097

	SPECIALTY FUNDS - 30.9%
16,885	Direxion Daily Emerging Markets Bull 3X Shares	384,640
5,575	First Trust Dow Jones Internet Index Fund	374,640
11,267	iShares iBoxx $ High Yield Corporate Bond ETF	1,000,510
5,904	iShares MSCI EAFE ETF	374,845
1,016	iShares Nasdaq Biotechnology ETF	374,874
7,078	iShares PHLX Semiconductor ETF	651,813
7,739	SPDR Materials Select Sector Fund	374,490
8,033	SPDR S&P Oil & Gas Exploration & Production ETF	374,820
		3,910,632
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,184,845)	6,189,606

	MUTUAL FUND - 24.5%
	ASSET ALLOCATION FUND - 24.5%
241,293	KCM Macro Trends Fund (Cost - $2,812,300)	3,095,785

Par Value
	EXCHANGE TRADED NOTE - 17.6%
$2,000,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 9/3/15 *
	(Cost - $2,070,000)	2,225,600

See accompanying notes to Financial Statements.

PSI Tactical Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 2.5%
	MONEY MARKET FUND - 2.5%
313,639	Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $313,639)	$313,639

	TOTAL INVESTMENTS - 93.6% (Cost - $11,380,784)(a)	$11,824,630
	OTHER ASSETS LESS LIABILITIES - NET - 6.4%	815,210
	NET ASSETS - 100.0%	$12,639,840

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,719,607 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$545,330
Unrealized depreciation:	(440,307)
Net unrealized appreciation:	$105,023

See accompanying notes to Financial Statements.

PSI Calendar Effects Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 79.1%
	BOND FUND - 17.9%
107,000	SPDR Barclays 1-3 Month T-Bill *	$4,890,970

	MID CAP GROWTH - 26.1%
21,666	iShares S&P Mid-Cap 400 Growth ETF	3,672,387
32,714	Vanguard Mid-Cap Growth ETF	3,486,331
		7,158,718
	SMALL CAP GROWTH - 35.1%
25,864	Direxion Daily Small Cap Bull 3x Shares	2,311,983
17,382	Guggenheim S&P Smallcap 600 Pure Growth ETF	1,560,904
33,185	iShares S&P Small-Cap 600 Growth ETF	4,347,235
7,325	SPDR S&P 600 Small Cap Growth ETF	1,392,409
		9,612,531
	TOTAL EXCHANGE TRADED FUNDS (Cost - $22,149,747)	21,662,219

	TOTAL INVESTMENTS - 79.1% (Cost - $22,149,747)(a)	$21,662,219
	OTHER ASSETS LESS LIABILITIES - NET - 20.9%	306,157
	NET ASSETS - 100.0%	$21,968,376

*	Non-income producing security.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,233,722 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	(571,503)
Net unrealized depreciation:	$(571,503)

See accompanying notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

	PSI	PSI	PSI	PSI	PSI
	Market Neutral	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$8,969,607	$14,570,377	$32,425,944	$11,380,784	$22,149,747
At value	$8,859,165	$14,232,936	$32,310,219	$11,824,630	$21,662,219
Cash	49,462	—	—	—	—
Receivable for securities sold	6,119,833	4,270,954	17,678,736	15,742,272	491,666
Receivable for Fund shares sold	510	894	25,267	1,506	698
Dividends and interest receivable	10,454	7,686	52,730	—	25,478
Prepaid expenses and other assets	15,284	19,109	17,444	18,169	20,322
TOTAL ASSETS	15,054,708	18,531,579	50,084,396	27,586,577	22,200,383

LIABILITIES
Payable for securities purchased	3,951,897	2,424,872	20,634,738	14,880,369	—
Payable for Fund shares redeemed	19,481	2,365	1,365	17,324	25,425
Due to Custodian	—	—	—	—	114,155
Investment advisory fees payable	1,835	16,317	41,362	2,381	39,153
Distribution (12b-1) fees payable	2,541	3,665	6,483	2,946	4,994
Non 12b-1 shareholder servicing fees payable	3,035	4,392	7,460	3,528	—
Accrued expenses and other liabilities	38,918	35,431	38,051	40,189	48,280
TOTAL LIABILITIES	4,017,707	2,487,042	20,729,459	14,946,737	232,007
NET ASSETS	$11,037,001	$16,044,537	$29,354,937	$12,639,840	$21,968,376

Net Assets Consist Of:
Paid in capital
($0 par value, unlimited shares authorized)	$18,541,515	$21,745,094	$29,942,758	$12,724,003	$23,722,668
Accumulated/undistributed net investment income (loss)	(32,970)	67,023	(136,541)	(152,190)	(162,976)
Accumulated net realized loss from security transactions	(7,361,102)	(5,430,139)	(335,555)	(375,819)	(1,103,788)
Net unrealized appreciation (depreciation) of investments	(110,442)	(337,441)	(115,725)	443,846	(487,528)
NET ASSETS	$11,037,001	$16,044,537	$29,354,937	$12,639,840	$21,968,376

Net Asset Value Per Share:
Class A Shares:
Net Assets	$11,037,001	$16,044,537	$29,354,937	$12,639,840	$21,968,376
Shares of beneficial interest outstanding	1,342,532	1,851,654	2,880,705	1,242,653	2,373,768
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$8.22	$8.66	$10.19	$10.17	$9.25
Maximum offering price per share (maximum sales charges of 5.75%)	$8.72	$9.19	$10.81	$10.79	$9.81

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2015

	PSI Market Neutral Fund	PSI Total Return Fund	PSI Strategic Growth Fund	PSI Tactical Growth Fund	PSI Calendar Effects Fund
INVESTMENT INCOME
Dividends	$231,117	$500,943	$250,791	$325,423	$261,988
Interest	142	162	447	156	551
TOTAL INVESTMENT INCOME	231,259	501,105	251,238	325,579	262,539
EXPENSES
Investment advisory fees	185,927	220,844	259,911	175,428	313,476
Distribution (12b-1) fees	46,482	61,346	64,978	43,857	78,369
Administrative services fees	41,346	41,940	42,763	42,767	13,793
Registration fees	32,558	28,274	33,412	34,415	11,508
Non 12b-1 shareholder servicing fees	27,889	36,807	38,987	26,314	1,000
Accounting services fees	24,017	24,376	24,424	23,999	25,356
Transfer agent fees	14,765	16,797	18,571	18,347	20,490
Audit fees	14,604	10,940	19,174	18,527	13,136
Trustees’ fees	10,702	9,918	11,975	11,116	6,644
Legal fees	10,291	9,895	11,278	9,943	4,856
Printing expenses	7,194	7,048	4,860	5,893	3,259
Custodian fees	4,349	4,950	5,000	5,075	3,998
Compliance officer fees	4,147	5,735	5,526	5,141	4,232
Insurance expense	1,989	1,204	407	915	—
Other expenses	1,198	—	—	1,869	2,885
TOTAL EXPENSES	427,458	480,074	541,266	423,606	503,002
Less: Fees waived by Advisor	(74,900)	(51,275)	(46,838)	(90,658)	—
Plus: Recaptured fees waived/expenses reimbursed	—	—	—	—	46,637
NET EXPENSES	352,558	428,799	494,428	332,948	549,639
NET INVESTMENT INCOME (LOSS)	(121,299)	72,306	(243,190)	(7,369)	(287,100)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(678,758)	(1,357,108)	(323,947)	79,707	(1,030,378)
Distributions of realized gains by underlying investment companies	50,509	11,603	—	22,839	—
Net change in unrealized appreciation (depreciation) on investments	(401,483)	(830,812)	(309,001)	(345,542)	(783,095)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,029,732)	(2,176,317)	(632,948)	(242,996)	(1,813,473)
NET DECREASE IN NET ASSETS	$(1,151,031)	$(2,104,011)	$(876,138)	$(250,365)	$(2,100,573)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI Market		PSI Total
	Neutral Fund		Return Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
FROM OPERATIONS
Net investment income (loss)	$(121,299)	$(39,903)	$72,306	$177,390
Net realized loss from security transactions	(678,758)	(348,354)	(1,357,108)	(1,070,518)
Distributions of realized gains by underlying investment companies	50,509	83,968	11,603	13,448
Net change in unrealized appreciation (depreciation) on investments	(401,483)	475,269	(830,812)	1,679,982
Net increase (decrease) in net operations	(1,151,031)	170,980	(2,104,011)	800,302

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(567,753)	—
From net realized gains	—	—	—	(463,414)
Net decrease in net assets from distributions to shareholders	—	—	(567,753)	(463,414)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,418,386	11,492,774	4,683,824	14,025,128
Net asset value of shares issued in reinvestment of distributions	—	—	564,839	461,014
Redemption fee proceeds	336	660	205	1,604
Payments for shares redeemed	(16,677,743)	(24,988,197)	(19,411,494)	(44,254,997)
Net decrease in net assets from shares of beneficial interest	(14,259,021)	(13,494,763)	(14,162,626)	(29,767,251)
TOTAL DECREASE IN NET ASSETS

NET ASSETS	(15,410,052)	(13,323,783)	(16,834,390)	(29,430,363)
Beginning of Year	26,447,053	39,770,836	32,878,927	62,309,290
End of Year *	$11,037,001	$26,447,053	$16,044,537	$32,878,927
* Includes accumulated/undistributed net investment income (loss) of:	$(32,970)	$(38,567)	$67,023	$(447,638)

SHARE ACTIVITY
Class A:
Shares Sold	286,590	1,337,335	512,933	1,499,804
Shares Reinvested	—	—	63,680	50,002
Shares Redeemed	(1,989,621)	(2,908,654)	(2,141,998)	(4,738,513)
Net decrease in shares of beneficial interest outstanding	(1,703,031)	(1,571,319)	(1,565,385)	(3,188,707)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
FROM OPERATIONS
Net investment loss	$(243,190)	$(116,948)	$(7,369)	$(164,976)
Net realized gain (loss) from security transactions	(323,947)	470,304	79,707	1,208,813
Distributions of realized gains by underlying investment companies	—	146	22,839	250,478
Net change in unrealized appreciation (depreciation) on investments	(309,001)	464,218	(345,542)	544,790
Net increase (decrease) in net assets resulting from operations	(876,138)	817,720	(250,365)	1,839,105

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(15,825)	(29,817)	—
From net realized gains	(329,965)	(92,353)	(672,436)	(1,371,290)
Net decrease in net assets from distributions to shareholders	(329,965)	(108,178)	(702,253)	(1,371,290)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	32,252,234	10,912,862	4,135,196	9,742,489
Net asset value of shares issued in reinvestment of distributions	329,965	108,178	699,136	1,367,003
Redemption fee proceeds	6,941	1,382	751	381
Payments for shares redeemed	(21,509,161)	(6,313,708)	(13,132,252)	(9,720,293)
Net increase (decrease) in net assets from shares of beneficial interest	11,079,979	4,708,714	(8,297,169)	1,389,580

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,873,876	5,418,256	(9,249,787)	1,857,395

NET ASSETS
Beginning of Year	19,481,061	14,062,805	21,889,627	20,032,232
End of Year *	$29,354,937	$19,481,061	$12,639,840	$21,889,627
* Includes accumulated net investment income (loss) of:	$(136,541)	$—	$(152,190)	$(534,760)

SHARE ACTIVITY
Class A:
Shares Sold	3,097,257	1,047,966	402,055	923,319
Shares Reinvested	32,160	10,840	70,265	130,564
Shares Redeemed	(2,067,937)	(625,222)	(1,280,790)	(916,441)
Net increase (decrease) in shares of beneficial interest outstanding	1,061,480	433,584	(808,470)	137,442

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Calendar Effects Fund
	For the	For the
	Year Ended	Period Ended
	June 30, 2015	June 30, 2014 (1)
FROM OPERATIONS
Net investment loss	$(287,100)	$(196,241)
Net realized gain (loss) from security transactions	(1,030,378)	419,810
Distributions of realized gains by underlying investment companies	—	4,621
Net change in unrealized appreciation (depreciation) on investments	(783,095)	295,567
Net increase (decrease) in net assets resulting from operations	(2,100,573)	523,757

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(306,611)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	9,158,168	50,762,571
Net asset value of shares issued in reinvestment	305,354
Redemption fee proceeds	289	889
Payments for shares redeemed	(23,207,933)	(13,167,535)
Net increase (decrease) in net assets from shares of beneficial interest	(13,744,122)	37,595,925

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,151,306)	38,119,682

NET ASSETS
Beginning of Period	38,119,682	—
End of Period *	$21,968,376	$38,119,682
* Includes accumulated/undistributed net investment income (loss) of:	$(162,976)	$4,009

SHARE ACTIVITY
Class A:
Shares Sold	919,229	5,078,728
Shares Reinvested	29,675	—
Shares Redeemed	(2,333,649)	(1,320,215)
Net increase (decrease) in shares of beneficial interest outstanding	(1,384,745)	3,758,513

(1)	The PSI Calendar Effects Fund’s inception date is October 31, 2013.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Market Neutral Fund
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Period Ended
Class A Shares	June 30, 2015	June 30, 2014	June 30, 2013		June 30, 2012		June 30, 2011 (1)

Net asset value, beginning of period	$8.68	$8.61	$9.01		$10.44		$10.00

Activity from investment operations:
Net investment income (loss)(2)	(0.05)	(0.01)	0.01		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.41)	0.08	(0.41)		(1.26)		0.62
Total from investment operations	(0.46)	0.07	(0.40)		(1.31)		0.56

Paid-in-Capital from redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)	0.01

Less distributions from:
Net realized gains	—	—	—		(0.12)		(0.13)

Net asset value, end of period	$8.22	$8.68	$8.61		$9.01		$10.44

Total return (4)	(5.30)%	0.81%	(4.44)%		(12.59)%		5.72	% (5)

Net assets, end of period (000’s)	$11,037	$26,447	$39,771		$46,762		$40,270

Ratio of gross expenses to average net assets (7)	2.30%	1.95%	1.83%		1.74%		2.25	% (6)
Ratio of net expenses to average net assets (7)	1.90%	1.90%	1.84	% (8)	1.90	% (8)	1.90	% (6)
Ratio of net investment income (loss) to average net assets (7)	(0.65)%	(0.12)%	0.12%		(0.52)%		(0.67	)% (6)
Portfolio Turnover Rate	4583%	3987%	4659%		7681%		8039	% (5)

(1)	The PSI Market Neutral Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Total Return Fund
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
Class A Shares	June 30, 2015	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011 (1)

Net asset value, beginning of period	$9.62	$9.43		$9.83		$9.88		$10.00

Activity from investment operations:
Net investment income (loss)(2)	0.03	0.04		0.06		(0.02)		0.14
Net realized and unrealized gain (loss) on investments	(0.78)	0.24		(0.26)		0.04		(0.18)
Total from investment operations	(0.75)	0.28		(0.20)		0.02		(0.04)

Paid-in-Capital from redemption fees	0.00 (3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	(0.21)	—		(0.13)		(0.07)		(0.08)
Net realized gains	—	(0.09)		(0.07)		—		—
Total distributions	(0.21)	(0.09)		(0.20)		(0.07)		(0.08)

Net asset value, end of period	$8.66	$9.62		$9.43		$9.83		$9.88

Total return (4)	(7.82)%	3.04	% (5)	(2.08)%		0.21%		(0.37	)% (6)

Net assets, end of period (000’s)	$16,045	$32,879		$62,309		$48,748		$41,815

Ratio of gross expenses to average net assets (8)	1.96%	1.75%		1.69%		1.72%		1.86	% (7)

Ratio of net expenses to average net assets (8)	1.75%	1.75%		1.66	% (9)	1.75	% (9)	1.75	% (7)

Ratio of net investment income (loss) to average net assets (8)	0.30%	0.39%		0.59%		(0.20)%		1.69	% (7)

Portfolio Turnover Rate	1944%	2108%		1612%		1446%		198	% (6)

(1)	The PSI Total Return Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	There was no effect on total return due to the trade error.

(6)	Not annualized.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Strategic Growth Fund

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
Class A Shares	June 30, 2015	June 30, 2014		June 30, 2013	June 30, 2012	June 30, 2011 (1)

Net asset value, beginning of period	$10.71	$10.15		$9.77	$11.02	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.11)	(0.09)		0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.28)	0.74		0.64	(0.53)	1.09
Total from investment operations	(0.39)	0.65		0.66	(0.51)	1.13

Paid-in-Capital from redemption fees	0.00 (3)	0.00	(3)	0.00 (3)	—	0.00	(3)

Less distributions from:
Net investment income	—	(0.01)		(0.19)	(0.06)	(0.04)
Net realized gains	(0.13)	(0.08)		(0.09)	(0.68)	(0.07)
Total distributions	(0.13)	(0.09)		(0.28)	(0.74)	(0.11)

Net asset value, end of period	$10.19	$10.71		$10.15	$9.77	$11.02

Total return (4)	(3.68)%	6.53	% (5)	6.86%	(4.13)%	11.29	% (6)

Net assets, end of period (000’s)	$29,355	$19,481		$14,063	$17,132	$32,461

Ratio of gross expenses to average net assets (8)	2.08%	2.45%		2.32%	2.12%	2.05	% (7)
Ratio of net expenses to average net assets (8)	1.90%	1.90%		1.90%	1.90%	1.90	% (7)
Ratio of net investment income (loss) to average net assets (8)	(0.93)%	(0.92)%		0.20%	0.17%	0.41	% (7)

Portfolio Turnover Rate	3517%	4725%		2634%	1277%	328	% (6)

(1)	The PSI Strategic Growth Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	There was no effect on total return due to the trade error.

(6)	Not annualized.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Tactical Growth Fund

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
Class A Shares	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011 (1)

Net asset value, beginning of period	$10.67		$10.47	$9.74	$10.85	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.00	) (3)	(0.08)	(0.09)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.09)		1.02	0.93	(0.72)	1.06
Total from investment operations	(0.09)		0.94	0.84	(0.81)	1.00

Paid-in-Capital from redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)

Less distributions from:
Net investment income	(0.02)		—	—	—	(0.00	) (3)
Net realized gains	(0.39)		(0.74)	(0.11)	(0.30)	(0.15)
Total distributions	(0.41)		(0.74)	(0.11)	(0.30)	(0.15)

Net asset value, end of period	$10.17		$10.67	$10.47	$9.74	$10.85

Total return (4)	(0.81)%		9.11%	8.68%	(7.36)%	10.05	% (5)

Net assets, end of period (000’s)	$12,640		$21,890	$20,032	$21,235	$26,687

Ratio of gross expenses to average net assets (7)	2.42%		2.08%	2.13%	2.03%	2.33	% (6)
Ratio of net expenses to average net assets (7)	1.90%		1.90%	1.90%	1.90%	1.90	% (6)
Ratio of net investment income (loss) to average net assets (7)	(0.04)%		(0.79)%	(0.84)%	(0.87)%	(0.61	)% (6)

Portfolio Turnover Rate	5473%		1927%	2105%	1634%	1839	% (5)

(1)	The PSI Tactical Growth Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Calendar Effects Fund

	For the		For the
	Year Ended		Period Ended
Class A Shares	June 30, 2015		June 30, 2014 (1)

Net asset value, beginning of period	$10.14		$10.00

Activity from investment operations:
Net investment loss (2)	(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.70)		0.20
Total from investment operations	(0.79)		0.14

Paid-in-Capital from redemption fees (3)	0.00		0.00

Less distributions from:
Net realized gains	(0.10)		—

Net asset value, end of period	$9.25		$10.14

Total return (4)	(7.91	)% (8)	1.40	% (5)

Net assets, end of period (000’s)	$21,968		$38,120

Ratio of gross expenses to average net assets (7)	1.61%		2.11	% (6)
Ratio of net expenses to average net assets (7)	1.76	% (9)	1.90	% (6)
Ratio of net investment loss to average net assets (7)	(0.93)%		(0.89	)% (6)

Portfolio Turnover Rate	1455%		1038	% (5)

(1)	The PSI Calendar Effects Fund’s inception date is October 31, 2013.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	There was no effect on total return due to the trade error.

(9)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimursed fees from prior periods.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

1.	ORGANIZATION

The PSI Market Neutral Fund (“MNF”), the PSI Total Return Fund (“TRF”), the PSI Strategic Growth Fund (“SGF”), the PSI Tactical Growth Fund (“TGF”) and the PSI Calendar Effects Fund (“CEF”) (collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), an open-end management investment company. The Funds are non-diversified. MNF seeks positive absolute returns with less volatility than the S&P 500 Index. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation. CEF primarily seeks to reduce equity market exposure while seeking moderate capital appreciation regardless of the direction of the securities markets in general.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances) . If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open -end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investments companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Funds’ investments measured at fair value:

PSI Market Neutral Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,873,544	$—	$—	$3,873,544
Mutual Funds	4,985,621	—	—	4,985,621
Total	$8,859,165	$—	$—	$8,859,165

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,082,636	$—	$—	$9,082,636
Mutual Fund	2,077,140	—	—	2,077,140
Exchange Traded Note	—	2,225,600	—	2,225,600
Short-Term Investments	847,560	—	—	847,560
Total	$12,007,336	$2,225,600	$—	$14,232,936

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,460,392	$—	$—	$23,460,392
Exchange Traded Note	—	4,451,200	—	4,451,200
Short-Term Investments	4,398,627	—	—	4,398,627
Total	$27,859,019	$4,451,200	$—	$32,310,219

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,189,606	$—	$—	$6,189,606
Mutual Fund	3,095,785	—	—	3,095,785
Exchange Traded Note	—	2,225,600	—	2,225,600
Short-Term Investments	313,639	—	—	313,639
Total	$9,599,030	$2,225,600	$—	$11,824,630

PSI Calendar Effects Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$21,662,219	$—	$—	$21,662,219
Total	$21,662,219	$—	$—	$21,662,219

The Funds did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period for the Funds. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2012 through 2014, or expected to be taken in the Funds’ June 30, 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI Market Neutral Fund	$774,235,336	$789,822,234
PSI Total Return Fund	448,760,388	464,876,755
PSI Strategic Growth Fund	784,352,951	771,447,857
PSI Tactical Growth Fund	869,631,454	878,790,793
PSI Calendar Effects Fund	419,708,913	432,328,731

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of MNF, SGF, TGF and CEF and 0.90% of TRF’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

During the year ended June 30, 2015, the Advisory fees accrued for the Funds were as follows:

PSI Market Neutral Fund	$185,927
PSI Total Return Fund	220,844
PSI Strategic Growth Fund	259,911
PSI Tactical Growth Fund	175,428
PSI Calendar Effects Fund	313,476

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2015 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers/other than the Adviser), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the MNF, SGF, TGF and CEF; and 1.75% per annum for the TRF.

During the year ended June 30, 2015, the Advisor waived fees for the Funds as follows:

PSI Market Neutral Fund	$74,900
PSI Total Return Fund	51,275
PSI Strategic Growth Fund	46,838
PSI Tactical Growth Fund	90,658

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. During the year ended June 30, 2015, the Advisor recaptured $46,637 for prior period expense reimbursements from CEF.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2015 will expire on June 30 of the following years:

Fund	June 30, 2016	June 30, 2017	June 30, 2018
PSI Market Neutral Fund	$—	$15,625	$74,900
PSI Total Return Fund	—	—	51,275
PSI Strategic Growth Fund	70,399	70,799	46,838
PSI Tactical Growth Fund	50,030	37,278	90,658

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (Plan) for Class A shares. The Plan provide that a monthly service fee is calculated by MNF, SGF, TGF, TRF and CEF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended June 30, 2015, MNF, TRF, SGF, TGF and CEF were charged $46,482, $61,346, $64,978, $43,857 and $78,369, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended June 30, 2015, the Distributor received $2,070 and $572 for MNF and TRF respectively in underwriting commissions for sales of Class A shares, of which $265 and $77 was retained by the principal underwriter or other affiliated broker-dealers. TRF, SGF, and CEF did not incur any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”),

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the year ended June 30, 2015, MNF, TRF, SGF, TGF and CEF assessed redemption fees of $336, $205, $6,941, $751 and $289, respectively.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2015, Matrix Trust Company held 47.35%, 37.87%, 26.17% and 43.42% in MNF, TRF, SGF and TGF respectively, while Trust Company of America held 28.96% and 60.33% in TRF and CEF, respectively of the voting securities. The Trust has no knowledge as to whether all or any portion of shares owned of record by Matrix Trust Company and Trust Company of America are also owned beneficially and, therefore, may be deemed to control the Funds, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2015 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$—	$—	$—
PSI Total Return Fund	567,753	—	567,753
PSI Strategic Growth Fund	105,818	224,147	329,965
PSI Tactical Growth Fund	452,301	249,952	702,253
PSI Calendar Effects Fund	305,050	1,561	306,611

The tax character of Fund distributions for the year ended June 30, 2014 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$—	$—	$—
PSI Total Return Fund	463,414	—	463,414
PSI Strategic Growth Fund	108,178	—	108,178
PSI Tactical Growth Fund	1,371,290	—	1,371,290
PSI Calendar Effects Fund	—	—	—

As of June 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI Market Neutral Fund	$—	$—	$(220,077)	$(7,159,487)	$(124,950)	$(7,504,514)
PSI Total Return Fund	234,333	—	(1,036,934)	(4,374,515)	(523,441)	(5,700,557)
PSI Strategic Growth Fund	—	—	(115,505)	(297,949)	(174,367)	(587,821)
PSI Tactical Growth Fund	53,723	—	—	(242,909)	105,023	(84,163)
PSI Calendar Effects Fund	—	—	(833,007)	(349,782)	(571,503)	(1,754,292)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss), and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and tax adjustments for exchange traded notes and partnerships.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
PSI Market Neutral Fund	$32,970
PSI Strategic Growth Fund	115,505
PSI Calendar Effects Fund	162,976

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
PSI Market Neutral Fund	$187,107
PSI Total Return Fund	1,036,934
PSI Calendar Effects Fund	670,031

At June 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PSI Market Neutral Fund	$7,159,487	$—	7,159,487	$—
PSI Total Return Fund	3,754,641	619,874	4,374,515	—
PSI Strategic Growth Fund	297,949	—	297,949	—
PSI Tactical Growth Fund	—	242,909	242,909	—
PSI Calendar Effects Fund	349,297	485	349,782	—

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains, adjustments for partnerships, grantor trusts, and exchange traded notes, and reclassification of Fund distributions, resulted in reclassification for the year ended June 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	in	Ordinary	Long-Term
	Capital	Income (loss)	Gains (Loss)
PSI Market Neutral Fund	$(129,362)	$126,896	$2,466
PSI Total Return Fund	—	1,010,108	(1,010,108)
PSI Strategic Growth Fund	(113,657)	106,649	7,008
PSI Tactical Growth Fund	—	419,756	(419,756)
PSI Calendar Effects Fund	(129,135)	120,115	9,020

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements with the exception that on July 25, 2015 the PSI Market Neutral Fund changed its name to the PSI All Asset Fund and changed its investment objective to seeking positive absolute returns with less volatility than the HPN Long/Short Equity Index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Calendar Effects Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Calendar Effects Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Calendar Effects Fund as of June 30, 2015, the results of each of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 28, 2015

EXPENSE EXAMPLES (Unaudited)

June 30, 2015

As a shareholder of the PSI Market Neutral Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund, the PSI Tactical Growth Fund or the PSI Calendar Effects Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
Actual	Account Value	Account Value	During Period*	During Period**
	1/1/15	6/30/15	1/1/15 – 6/30/15	1/1/15 – 6/30/15
PSI Market Neutral Fund	$1,000.00	$982.10	$9.34	1.90%
PSI Total Return Fund	$1,000.00	$973.00	$8.56	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,002.00	$9.43	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,033.50	$9.58	1.90%
PSI Calendar Effects Fund	$1,000.00	$914.00	$7.50	1.58%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/15	6/30/15	1/1/15 – 6/30/15	1/1/15 – 6/30/15
PSI Market Neutral Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Total Return Fund	$1,000.00	$1,016.12	$8.75	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,016.96	$7.90	1.58%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2015

PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Total Return Fund, PSI Calendar Effects Fund (Adviser – Portfolio Strategies, Inc.)

In connection with the regular meeting held on March 25-27, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Portfolio Strategies, Inc. (the “Adviser”) and the Trust (the “Advisory Agreement”), with respect to PSI Market Neutral Fund (“PSI Market”), PSI Strategic Growth Fund (“PSI Strategic”), PSI Tactical Growth Fund (“PSI Tactical”), PSI Total Return Fund (“PSI Total”), PSI Calendar Effects Fund (“PSI Calendar”) (each a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser was founded in 1982 and currently manages approximately $427 million in assets, providing a diverse array of investment services including managed programs, annuities, pension plans and 401(k) accounts for individuals, corporations, non-profit institutions and endowments. The Trustees reviewed the background information of the key investment personnel who are responsible for servicing the Funds, taking into consideration their education and noting their varied financial industry experience with money management, research, marketing and compliance. The Trustees acknowledged that the Adviser recently added a new compliance analyst to the investment team responsible for assisting the President and Chief Compliance Officer with daily compliance tasks pertaining to updating policies and procedures and regulatory reporting. The Trustees noted the Adviser uses a similar research process for each Fund, which employs data received from multiple research firms specific to each strategy, blending active and tactical solutions in order to determine investment style and positions for each Fund while minimizing volatility. The Trustees noted all the Funds’ strategies are designed to mitigate market volatility and preserve capital using hedging techniques specific to each Fund. The Trustees acknowledged that while there may be times when upside potential is missed causing the Funds to underperform, the Adviser remains committed to its conservative philosophy. The Trustees reviewed the Adviser’s method of monitoring compliance with the Funds’ investment limitations, noting that the Adviser performs daily reviews of each Fund’s holdings using both internal reports and reports provided by the Funds’ administrator and custodian. The Trustees reviewed the Adviser’s broker-dealer selection process, noting it has an established brokerage committee that periodically reviews and evaluates the quality of executions, commission rates, research and other brokerage services to ensure best execution practices are appropriate. The Trustees noted the Adviser reported that there have been no material compliance or litigation issues reported since the last advisory contract approval. The Trustees expressed its appreciation with the Adviser’s longevity, veteran investment team and conviction of its conservative philosophy applied to each Fund. The Trustees concluded that the Adviser should continue to provide high quality service to the Funds and their shareholders.

Performance.

PSI Market. The Trustees evaluated the performance of PSI Market, and they noted that the Fund had underperformed its benchmark, Morningstar category and peer group over all time periods presented. They considered the Fund’s 93rd percentile Morningstar ranking over the 3 -year period and the Fund’s 88th percentile Morningstar ranking over the past year. They also noted the Fund’s negative Sharpe and Sortino ratios over the past year. After further discussion, and in consideration of the Adviser’s historical

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2015

efforts to modify the model that failed to substantially improve performance, they concurred with the Adviser’s recommendation to terminate the strategy and implement a new one as soon as practicable.

PSI Strategic. The Trustees considered the performance of PSI Strategic, noting that despite historical adverse performance, the Fund had shown recent improvement in that over the past year, the Fund outperformed its Morningstar category and peer group, and only slightly underperformed its benchmark. The Trustees considered the Fund’s Sharpe ratio and Sortino ratio over the past year, noting that the Adviser appeared to be adding upside value and controlling downside losses. After discussion, the Trustees concluded that the Fund’s performance was not unreasonable.

PSI Tactical. The Trustees evaluated the performance of PSI Tactical, noting that the Fund underperformed its Morningstar category over all time periods presented, but experienced some outperformance relative to the benchmark and peer group over the 3-year time period. They also noted that the Fund had shown some improvement in year-to-date performance, and they considered the Fund’s Sharpe ratio and Sortino ratio over the past year, which indicated that the Fund was limiting downside losses. After further discussion and consideration of the Fund’s objective, they concluded that the Fund’s performance was not unreasonable.

PSI Total. The Trustees reviewed the performance of PSI Total, and they noted that the Fund had underperformed its benchmark, Morningstar category, Adviser -selected Morningstar category and peer group over all time periods presented. They further noted that the Fund was ranked 99th in its Morningstar category over the 3-year and 1-year time period, and that the Fund had a negative Sharpe and Sortino ratio over the past year. They considered that the Fund had outperformed its benchmark during particular quarters and that the Adviser asserted that it was continuing to adjust the model to improve performance. After further discussion, the Trustees concluded that despite its historical underperformance, the Fund had the potential for improved performance.

PSI Calendar. The Trustees reviewed the Fund’s performance, and discussed the long-term nature of the Fund’s calendar theory strategy. They noted that the Fund’s 1-year performance had outperformed the peer group, slightly underperformed the Morningstar category, and substantially underperformed the benchmark. They also noted over the past year, the Fund ranked in the 76th percentile in its Morningstar category, had a Sharpe ratio greater than 1.00% and a Sortino ratio greater than 2.00%. They reasoned that such statistics indicated that the Fund may be meeting its objective, but that the Fund would require a longer track record before a thorough evaluation of performance could be made. After further discussion, the Trustees concluded that the Fund’s performance was not unreasonable.

Fees and Expenses.

PSI Market. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% is lower than both the peer group average and the Fund’s Morningstar category average. The Trustees further noted that the Fund’s expense ratio is lower than the peer group average and slightly higher than the Morningstar category average, but well within the range of the Morningstar category. They also noted that the Adviser has an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Strategic. The Trustees noted the Fund’s advisory fee of 1.00% was higher than the averages of both the peer group and the Morningstar category, but within the ranges of both comparison groups. They noted the Adviser employs an active, tactical strategy. The Trustees further noted that the Fund’s expense ratio is higher than the average of both the peer group and Morningstar category, but within the ranges of both comparison groups. The Trustees considered the fact that the Adviser had put an expense cap in place. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2015

PSI Tactical. The Trustees evaluated the advisory fee the Fund, noting that the advisory fee of 1.00% was higher than the averages of both the peer group and the Morningstar category, but within the ranges of both comparison groups. They noted the Adviser employs an active, tactical strategy with respect to the Fund. The Trustees noted that the Fund’s expense ratio was higher than the average both the peer group and Morningstar category, but also within the ranges of both comparison groups. After discussion, and noting the Adviser had put an expense cap in place, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Total. The Trustees evaluated the advisory fee of Total Return, noting that the advisory fee of 0.90% was higher than the averages of both the well-constructed peer group and the Morningstar category, and equal to the highest fee in the Morningstar category. The Trustees noted that the Fund’s expense ratio was higher than the averages of both the peer group and Morningstar category, but within the ranges of both comparison groups. The Trustees concluded, after discussion and in consideration of the expense cap in place, that the Fund’s advisory fee was not unreasonable.

PSI Calendar. The Trustees noted the Fund’s advisory fee of 1.00% was slightly lower than the peer group average, in line with the Morningstar category average, and well within the ranges of both comparison groups. The Trustees also noted Fund’s net expense ratio was lower than the peer group average, higher than the Morningstar category average, and within the ranges of both comparison groups. After discussion, and after considering the expense limitation agreement in place with respect to the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of each Fund. They noted that the Adviser had indicated its willingness to discuss the matter with the Trustees as each Fund grows, and anticipates realizing economies of scale once each Fund reaches significantly greater assets. The Trustees further noted that based on projected assets of each Fund as reported by the Adviser, it did not appear that significant economies of scale would be achieved before the next renewal. The Trustees agreed that in light of the Adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser. They noted that the Adviser reported that it realized a loss with respect to PSI Strategic and PSI Tactical, and realized modest profits with respect to PSI Market, PSI Total and PSI Calendar. Based on the information presented, the Trustees concluded that the Adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Total Return Fund and PSI Calendar Effects Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

			Number of
			Portfolios
			in Fund
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	101	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	101	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/15 – NLFT_v4

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2015

Interested Trustees and Officers (cont.)

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	101	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-928-9774.

6/30/15 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR

Portfolio Strategies, Inc.

1724 W Union Avenue, Suite 200

Tacoma, WA 98405

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $60,000

2014 - $58,750

2013 - $45,000

(b)	Audit-Related Fees

2015 – None

2014 - None

2013 - None

(c)	Tax Fees

2015 - $12,500

2014 - $12,500

2013 - $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

2013 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015 2014 2013

Audit-Related Fees: 0.00% 0.00% 0.00%

Tax Fees: 0.00% 0.00% 0.00%

All Other Fees: 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $12,500

2014 - $12,500

2013 - $10,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 8/31/15